UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 31, 2009

Disaboom Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52558	20-5973352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7730 E. Belleview Avenue, Suite A-306 Greenwood Village, CO 80111	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 952-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 31, 2009, Disaboom Inc. filed a certification on Form 15 with the Securities and Exchange Commission.  The effect of filing the Form 15 is to immediately suspend Disaboom’s reporting obligations under the Securities Exchange Act of 1934.  As a result, Disaboom does not expect to be filing its annual report on Form 10-K for the fiscal year ending December 31, 2009 or subsequent reports.  Inasmuch as maintaining 1934 Act reporting obligations is a condition for continued quotation on the OTC Bulletin Board, the OTC Bulletin Board will likely stop quoting the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Disaboom Inc.
(Registrant)

Date: December 31, 2009	/s/ John Walpuck
Name: John Walpuck Title: President, Chief Executive Officer, and Chief Financial Officer